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                                                                                                EXHIBIT B

                                THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                       BOATMEN'S AUTO TRUST 1996-A DISTRIBUTION DATE STATEMENT TO
                                              NOTEHOLDERS
                                           NOVEMBER 15, 1996

Principal Distribution Amount
Class A-1 Notes:                            $10,839,409.74 ($131.14 per $1,000 original principal amount)
Class A-2 Notes:                                     $0.00 (  $0.00 per $1,000 original principal amount)
Class A-3 Notes:                                     $0.00 (  $0.00 per $1,000 original principal amount)

Interest Distribution Amount
Class A-1 Notes:                               $257,493.41 (  $3.12 per $1,000 original principal amount)
Class A-2 Notes:                               $635,000.00 (  $5.29 per $1,000 original principal amount)
Class A-3 Notes:                               $429,433.35 (  $5.63 per $1,000 original principal amount)
Note Balance:
    Class A-1 Notes                                                                       $41,142,268.98
    Class A-2 Notes                                                                      $120,000,000.00
    Class A-3 Notes                                                                       $76,343,707.00

Note Pool Factor:
    Class A-1 Notes                                                                            0.4977596
    Class A-2 Notes                                                                            1.0000000
    Class A-3 Notes                                                                            1.0000000

Certificate Balance                                                                       $11,624,943.00

Certificate Pool Factor                                                                        1.0000000

Servicing Fee                                                                                $216,625.27
Servicing Fee Per $1,000 Note                                                                      $0.75
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